UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-2786

DWS High Income Series

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	09/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

SEPTEMBER 30, 2006

Annual Report
to Shareholders

DWS High Income Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read the fund's prospectus for specific details regarding the fund's risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2006

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 60 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Institutional Class shares and for the 3-year, 5-year and 10-year periods shown for Classes A, B and C reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/06
DWS High Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	7.77%	9.68%	10.20%	5.62%
Class B	6.87%	8.78%	9.33%	4.76%
Class C	6.94%	8.83%	9.32%	4.77%
Credit Suisse High Yield Index+	7.76%	9.09%	11.32%	7.08%
DWS High Income Fund	1-Year	3-Year	Life of Class*
Institutional Class	8.33%	10.02%	13.36%
Credit Suisse High Yield Index+	7.76%	9.09%	12.91%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.

+ Credit Suisse High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 9/30/06	$ 5.37	$ 5.37	$ 5.38	$ 5.38
9/30/05	$ 5.42	$ 5.42	$ 5.43	$ 5.42
Distribution Information: Twelve Months: Income Dividends as of 9/30/06	$ .45	$ .41	$ .41	$ .47
September Income Dividend	$ .0375	$ .0338	$ .0342	$ .0387
SEC 30-day Yield as of 9/30/06*	7.31%	6.92%	6.88%	7.99%
Current Annualized Distribution Rate (Based on net Asset Value) as of 9/30/06*	8.38%	7.55%	7.63%	8.63%

* The SEC yield is net investment income per share earned over the month ended September 30, 2006, shown as the annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on September 30, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Class A Lipper Rankings — High Current Yield Funds Category as of 9/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	101	of	458	23
3-Year	44	of	396	12
5-Year	84	of	321	27
10-Year	45	of	120	38

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS High Income Fund — Class A [] Credit Suisse High Yield Index+

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/06
DWS High Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,292	$12,602	$15,522	$16,507
	Average annual total return	2.92%	8.01%	9.19%	5.14%
Class B	Growth of $10,000	$10,390	$12,671	$15,521	$15,915
	Average annual total return	3.90%	8.21%	9.19%	4.76%
Class C	Growth of $10,000	$10,694	$12,888	$15,612	$15,937
	Average annual total return	6.94%	8.83%	9.32%	4.77%
Credit Suisse High Yield Index+	Growth of $10,000	$10,776	$12,982	$17,097	$19,824
	Average annual total return	7.76%	9.09%	11.32%	7.08%
DWS High Income Fund		1-Year	3-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,083,300	$1,331,800	$1,674,800
	Average annual total return	8.33%	10.02%	13.36%
Credit Suisse High Yield Index+	Growth of $1,000,000	$1,077,600	$1,298,200	$1,641,800
	Average annual total return	7.76%	9.09%	12.91%

The growth of $10,000 is cumulative.

The growth of $1,000,000 is cumulative.

The minimum investment for Institutional Class is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.

+ Credit Suisse High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Institutional Class shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2006 to September 30, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2006
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 4/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/06	$ 1,037.10	$ 1,034.60	$ 1,035.00	$ 1,040.50
Expenses Paid per $1,000*	$ 4.95	$ 8.82	$ 8.72	$ 3.43
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 4/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/06	$ 1,020.21	$ 1,016.39	$ 1,016.50	$ 1,021.71
Expenses Paid per $1,000*	$ 4.91	$ 8.74	$ 8.64	$ 3.40

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
DWS High Income Fund	.97%	1.73%	1.71%	.67%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS High Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS High Income Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Gary Sullivan, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund

Joined Deutsche Asset Management in 1996 and the fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business

In the following interview, Portfolio Manager Gary Sullivan discusses the DWS High Income Fund's strategy and the market environment during the 12-month period ended September 30, 2006.

Q: How did the high-yield bond market perform during the period?

A: High-yield bonds delivered a strong return on both an absolute and a relative basis during the past year. The fund's benchmark, the Credit Suisse High-Yield Index, returned 7.76% for the annual period, and in comparison, the broader bond market — as measured by the Lehman Brothers Aggregate Bond Index — returned 3.67%.1

Although bouts of volatility periodically affected the performance of the high-yield market, the investment backdrop remained broadly positive. Economic growth, while appearing to moderate throughout the course of the year, remained on a solid footing. High-yield companies were able to maintain their sound financial positions as a result, and this was reflected in a continuation of the low default rate. As of September 30, 2006, Moody's 12-month rolling default rate stood at 1.46%, compared with 2.0% a year ago. Comparatively, the average default rate since 1986 is about 4.93%.2 The ratio of rating upgrades to downgrades also remained intact — another indication of the market's solid fundamentals.3 On the technical side, the market remained supported by the low level of supply coming into the market at a time when demand remained firm.

1 The Credit Suisse High-Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment-grade bonds that include securities from the following sectors: US Treasuries, agencies, corporate bonds, mortgage-backed bonds and asset-backed securities. The index includes more than 5,500 publicly issued securities with a minimum one-year to final maturity and $150 million par amount outstanding. The average maturity and duration of the index is in the intermediate range. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 Source: Moody's Investors Service.

3 Bond ratings are the alphabetical designations indicating the credit quality of a particular bond, as measured by the major agencies. Treasuries, which are backed by the government and therefore free of default risk, are ranked AAA. The riskiest bonds are generally rated CCC and below.

Taken together, these factors helped keep high-yield spreads at a relatively low level. At the close of the period, the yield spread of the asset class stood at 371 basis points (3.71 percentage points), in line with the 377 level of a year earlier.4 High-yield spreads touched near historical lows in mid-May, but widened in the subsequent months as Treasuries embarked on a powerful rally and in the process outperformed high yield.

Q: How did the fund perform?

A: The fund's Class A-shares returned 7.77%, in line with the 7.76% return of the benchmark but ahead of the 6.69% average return of the 458 funds in its Lipper peer group, High Current Yield Funds. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower.) The fund ranked in the top 23rd percentile among its Lipper peers for the one-year period and is in the top 12% of comparable funds over the three-year period. Notably, it has also outperformed the average return of the peer group for the five-, 10- and 15-year periods ended September 30, 2006, ranking in the 27th, 38th and 28th percentiles, respectively, during these intervals.5 (Past performance is no guarantee of future results. Please see pages 4 through 6 for complete performance information.)

4 The long-term historical spread-to-worst average is based upon the average monthly spread-to-worst of the Credit Suisse High-Yield Index from January 31, 1986 to September 30, 2006. The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields.

5 Lipper's High Current Yield Funds category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions and tend to invest in lower-grade debt issues. The fund ranked 101, 44, 84, 45 and 13 for the one-, three-, five-, 10- and 15-year periods as of September 30, 2006. There were 458, 396, 321, 120 and 46 funds, respectively, in Lipper's High Current Yield Funds category. It is not possible to invest directly into a Lipper category. Source: Lipper Inc. as of September 30, 2006.

Q: What individual securities helped performance?

A: A strong contribution to relative performance came from the fund's security selection. In terms of individual securities, top contributors included General Motors Acceptance Corporation (GMAC), North Atlantic Trading Company and Charter Communications Holdings LLC. Our overweight position in emerging-market securities such as Argentina also helped relative performance.6

6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

GMAC's bonds outperformed largely due to the announcement, in April 2006, that the company's parent — General Motors — would sell a majority stake in the company. Closure of the sale is targeted for year-end, and we are maintaining an overweight position in GMAC based on our opinion that the bonds continue to offer good relative value. GMAC is one of the fund's largest positions, so the strong performance of its bonds had a meaningful impact on performance. The tobacco producer North Atlantic Trading Company reported improved operating results as a result of its decision to discontinue its planned launch of a new cigarette brand, an initiative that was pressuring the company's financial margins. The prospect of improving finances for the company helped lift its bond prices higher. Charter Communications offered investors the chance to exchange some of their current bond holdings for new securities that would have a better position within the company's capital structure. Given our longer-term view that the Charter bonds which we own have a higher intrinsic value than the price which was offered in the exchange offer, we did not participate in this exchange. However, the exchange offer lifted the company's bond prices — benefiting the fund accordingly. Finally, emerging-market debt remained supported by robust investor demand, rising commodity prices and the strong economic fundamentals of many emerging countries. In particular, Argentina's sovereign bond price increased as a result of the recent debt restructuring and the overall political and economic stability within the country.

Q: What investments detracted from performance?

A: The fund's positions in Tembec Industries, Inc. and Georgia Pacific detracted from relative performance. In addition, underweight positions in Level Three Communications Corp. and Federal-Mogul Corp. — two companies whose bonds outperformed the index — also dampened relative returns.

Tembec, a forest products paper company, traded lower as cost pressures caused earnings to fall short of prior guidance. Additionally, the company's bonds traded further down in price as seasonal investment reduced the company's liquidity and contributed to negative press speculating about the potential for a future bankruptcy. We have since reduced the portfolio's exposure in Tembec to an underweight. Georgia Pacific, also a forest products paper company, was acquired through a leveraged buyout (LBO) at the end of 2005. This action led to an increase in the company's debt load.7 Georgia Pacific, originally an investment-grade company that was downgraded to non-investment-grade, has been one of the fund's larger holdings for some time, and has been a positive contributor to relative performance over past periods. Prior to the LBO, we had believed that the company was on course to regain its investment-grade status, but the LBO appeared to end the possibility of an upgrade in the near term. We are maintaining the fund's position in Georgia Pacific, believing its bonds continue to offer value even with the recent increase to its debt load.

7 A leveraged buyout, or LBO, is the takeover of a company using borrowed money. The target company's assets often serve as collateral.

Level Three Communications' bond prices increased following its decision to restructure its businesses in an effort to boost profit margins. However, we saw better risk-adjusted value in Global Crossing UK, another company within the telecommunications industry, and this caused the fund to hold an underweight in Level Three. As a result, we were not able to fully participate in the rally. Similarly, an underweight in Federal-Mogul, an auto parts supplier whose bonds rallied along with strength in the auto sector as a whole, detracted from relative performance.

Q: Outside of individual security selection, what factors helped and hurt performance?

A: Throughout the course of the year, we continued to take opportunities to position the fund in a more defensive manner. First, we allowed its average credit quality to drift higher. From a short-term perspective, this shift weighed on performance because of the way performance was distributed among tiers during the past year. Lower-quality securities (CCC/split CCC/default) was the best-performing credit quality segment for the period, returning 11.51%, followed by middle-tier (split BB/B/split B) and upper-tier securities (split BBB/BB), which returned 8.17% and 5.15%, respectively (as compared with the 7.76% for the overall asset class).

Second, given the flat yield curve, we believed that longer-maturity bonds did not offer the most attractive risk-adjusted relative value, and therefore, we took opportunities to invest in shorter-maturity, more defensive paper whenever possible. This strategy resulted in a shorter duration position versus the benchmark and helped performance during the first nine months of the period, when bond yields were rising, but it weighed on performance amidst the rally in longer-term debt during the third calendar quarter.8

8 Duration is a measure of interest rate sensitivity. Longer (higher than the benchmark) duration is preferable when yields are falling (and prices rising), while shorter duration is preferable when yields are rising (and prices falling).

It is worth emphasizing that both of these strategies were implemented with a longer-term view in mind. Although the fundamentals of the high-yield market remain sound at the present time, it is likely that, over time, defaults will begin to tick up from their record-low levels. As a result, we believe our shift to a more defensive posture will result in strong risk-adjusted returns over the long term.

Q: What is your view on the current state of the high-yield market?

A: While we remain positive on the fundamental backdrop of the high-yield market, it is possible that a "reversion to the mean" could occur in terms of the historically low levels of both default rates and yield spreads. As a result, we will continue to look for bonds with attractive risk-adjusted relative values. We will continue to look for stable credits where we can generate yield but at the same time minimize the potential of principal loss. Overall, we remain focused on adding value by emphasizing fundamental research and individual security analysis.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	9/30/06	9/30/05

Corporate Bonds	84%	80%
Foreign Bonds — US$ Denominated	13%	15%
Cash Equivalents, net	1%	1%
Foreign Bonds — Non US$ Denominated	1%	2%
Other Investments	1%	—
Loan Participation	—	1%
Stocks	—	1%
	100%	100%
Corporate and Foreign Bond Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	9/30/06	9/30/05

Consumer Discretionary	26%	24%
Materials	15%	14%
Financials	13%	13%
Industrials	10%	15%
Utilities	9%	6%
Energy	9%	9%
Telecommunication Services	8%	11%
Information Technology	4%	3%
Consumer Staples	3%	2%
Health Care	2%	2%
Sovereign Bonds	1%	1%
	100%	100%
Quality	9/30/06	9/30/05

Cash Equivalents	1%	1%
BBB	4%	3%
BB	29%	24%
B	51%	56%
CCC	14%	12%
CC	—	1%
D	1%	3%
	100%	100%

Asset allocation, corporate and foreign bond diversification and quality are subject to change.

The quality ratings represents the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	9/30/06	9/30/05

Less than 1 year	12%	7%
1-4.99 years	47%	45%
5-6.99 years	14%	21%
7 years or greater	27%	27%
	100%	100%

Effective maturity is subject to change.

For complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com as of each calendar quarter-end on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2006

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 82.4%
Consumer Discretionary 22.8%
Affinia Group, Inc., 9.0%, 11/30/2014 (b)	6,005,000	5,599,663
AMC Entertainment, Inc., 8.0%, 3/1/2014 (b)	9,013,000	8,472,221
Aztar Corp., 7.875%, 6/15/2014	12,490,000	13,457,975
Cablevision Systems Corp., Series B, 9.62%**, 4/1/2009	1,972,000	2,097,715
Caesars Entertainment, Inc., 8.875%, 9/15/2008	4,105,000	4,299,988
Charter Communications Holdings LLC:
8.625%, 4/1/2009 (b)	270,000	245,025
9.625%, 11/15/2009	255,000	231,413
10.25%, 9/15/2010	18,650,000	19,023,000
Series B, 10.25%, 9/15/2010	5,540,000	5,623,100
11.0%, 10/1/2015	17,769,000	16,169,790
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014 (b)	4,409,000	3,240,615
CSC Holdings, Inc.:
7.25%, 7/15/2008	3,185,000	3,216,850
7.875%, 12/15/2007 (b)	10,350,000	10,505,250
Series B, 8.125%, 7/15/2009	1,115,000	1,154,025
Series B, 8.125%, 8/15/2009	1,125,000	1,165,781
Denny's Corp. Holdings, Inc., 10.0%, 10/1/2012	1,100,000	1,138,500
Dex Media East LLC/Financial, 12.125%, 11/15/2012	31,250,000	34,882,812
EchoStar DBS Corp.:
6.625%, 10/1/2014	4,985,000	4,741,981
144A, 7.125%, 2/1/2016	3,820,000	3,691,075
Foot Locker, Inc., 8.5%, 1/15/2022	1,168,000	1,103,760
Ford Motor Co., 7.45%, 7/16/2031 (b)	3,520,000	2,719,200
French Lick Resorts & Casinos, 144A, 10.75%, 4/15/2014	18,510,000	16,797,825
General Motors Corp., 8.375%, 7/15/2033 (b)	8,690,000	7,516,850
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	20,785,000	22,915,462
Gregg Appliances, Inc., 9.0%, 2/1/2013 (b)	2,125,000	1,939,063
Hanes Brand, Inc., 9.648%, 9/3/2007	3,000,000	3,022,812
Hertz Corp.:
144A, 8.875%, 1/1/2014	8,265,000	8,657,587
144A, 10.5%, 1/1/2016 (b)	1,940,000	2,134,000
ION Media Networks, Inc., 144A, 11.757%**, 1/15/2013 (b)	3,375,000	3,400,313
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	11,805,000	11,214,750
Jacobs Entertainment, Inc., 144A, 9.75%, 6/15/2014	6,295,000	6,232,050
Lear Corp.:
Series B, 5.75%, 8/1/2014	245,000	196,613
Series B, 8.11%, 5/15/2009 (b)	7,955,000	7,676,575
Levi Strauss & Co., 10.258%**, 4/1/2012	275,000	283,250
Liberty Media Corp.:
5.7%, 5/15/2013 (b)	540,000	509,555
8.25%, 2/1/2030 (b)	4,510,000	4,501,733
8.5%, 7/15/2029 (b)	5,890,000	5,986,590
Linens 'n Things, Inc., 144A, 11.132%**, 1/15/2014 (b)	3,490,000	3,367,850
Mediacom Broadband LLC:
144A, 8.5%, 10/15/2015	2,275,000	2,260,781
8.5%, 10/15/2015 (b)	275,000	273,281
Metaldyne Corp.:
10.0%, 11/1/2013 (b)	2,840,000	2,868,400
11.0%, 6/15/2012 (b)	1,270,000	1,143,000
MGM MIRAGE:
8.375%, 2/1/2011 (b)	3,110,000	3,242,331
9.75%, 6/1/2007	5,545,000	5,676,694
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	6,135,000	6,457,087
NCL Corp., 10.625%, 7/15/2014	1,250,000	1,209,375
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	9,505,000	7,699,050
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	14,070,000	14,931,787
Pokagon Gaming Authority, 144A, 10.375%, 6/15/2014	1,675,000	1,785,969
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	22,243,000	22,632,252
PRIMEDIA, Inc.:
8.875%, 5/15/2011 (b)	3,680,000	3,597,200
10.78%**, 5/15/2010 (b)	9,865,000	10,086,962
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009 (b)	21,311,000	22,056,885
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2011	14,836,000	15,466,530
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013 (b)	8,125,000	7,942,187
Six Flags, Inc.:
8.875%, 2/1/2010 (b)	1,135,000	1,086,763
9.75%, 4/15/2013 (b)	10,820,000	9,738,000
The Bon-Ton Department Stores, Inc., 10.25%, 3/15/2014 (b)	3,645,000	3,544,763
The Toy Bank, 9.643%**, 7/19/2012	4,000,000	4,075,000
Toys "R" Us, Inc., 7.375%, 10/15/2018	1,981,000	1,433,749
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015 (b)	20,855,000	19,942,594
TRW Automotive, Inc.:
11.0%, 2/15/2013 (b)	15,488,000	16,881,920
11.75%, 2/15/2013 EUR	2,760,000	3,919,798
United Auto Group, Inc., 9.625%, 3/15/2012	14,469,000	15,337,140
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	2,633,000	2,698,825
XM Satellite Radio, Inc., 9.75%, 5/1/2014 (b)	15,165,000	14,482,575
Young Broadcasting, Inc., 8.75%, 1/15/2014 (b)	22,610,000	19,218,500
		490,822,015
Consumer Staples 3.0%
Birds Eye Foods, Inc., 11.875%, 11/1/2008 (b)	9,977,000	9,989,471
Del Laboratories, Inc., 8.0%, 2/1/2012 (b)	3,130,000	2,746,575
Delhaize America, Inc.:
8.05%, 4/15/2027 (b)	1,070,000	1,137,401
9.0%, 4/15/2031	16,040,000	18,789,080
Harry & David Holdings, Inc., 10.4%**, 3/1/2012	3,410,000	3,290,650
North Atlantic Trading Co., 9.25%, 3/1/2012	7,745,000	6,699,425
Swift & Co.:
10.125%, 10/1/2009	1,560,000	1,587,300
12.5%, 1/1/2010 (b)	1,056,000	1,074,480
Viskase Co., Inc., 11.5%, 6/15/2011	18,895,000	18,895,000
		64,209,382
Energy 7.5%
Belden & Blake Corp., 8.75%, 7/15/2012	15,730,000	16,162,575
Chaparral Energy, Inc., 8.5%, 12/1/2015	8,025,000	7,964,813
Chesapeake Energy Corp.:
6.25%, 1/15/2018	3,900,000	3,617,250
6.875%, 1/15/2016 (b)	11,060,000	10,811,150
7.75%, 1/15/2015 (b)	1,468,000	1,497,360
Delta Petroleum Corp., 7.0%, 4/1/2015 (b)	9,315,000	8,569,800
Dynegy Holdings, Inc.:
7.625%, 10/15/2026	9,671,000	8,824,788
8.375%, 5/1/2016 (b)	7,490,000	7,621,075
El Paso Production Holding Corp., 7.75%, 6/1/2013	6,300,000	6,441,750
Encore Acquisition Co., 6.0%, 7/15/2015	1,655,000	1,514,325
Frontier Oil Corp., 6.625%, 10/1/2011	2,470,000	2,470,000
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027 (b)	3,660,000	3,330,600
Plains Exploration & Production Co.:
7.125%, 6/15/2014	5,513,000	5,761,085
Series B, 8.75%, 7/1/2012	5,440,000	5,752,800
Quicksilver Resources, Inc., 7.125%, 4/1/2016	2,180,000	2,065,550
Southern Natural Gas, 8.875%, 3/15/2010 (b)	13,205,000	13,847,621
Stone Energy Corp.:
6.75%, 12/15/2014	12,265,000	12,265,000
144A, 8.24%**, 7/15/2010	2,955,000	2,929,144
Transmeridian Exploration, Inc., 12.0%, 12/15/2010 (b)	4,554,000	4,554,000
Williams Companies, Inc.:
8.125%, 3/15/2012	22,201,000	23,699,567
8.75%, 3/15/2032 (b)	9,752,000	10,678,440
		160,378,693
Financials 10.8%
AAC Group Holding Corp., 144A, 12.75%, 10/1/2012 (PIK) (b)	2,840,000	2,967,800
ACE Cash Express, Inc., 144A, 10.25%, 10/1/2014	1,155,000	1,169,438
Alamosa Delaware, Inc., 11.0%, 7/31/2010	4,958,000	5,416,615
Ashton Woods USA LLC, 9.5%, 10/1/2015	9,075,000	7,849,875
E*TRADE Financial Corp.:
7.375%, 9/15/2013 (b)	3,105,000	3,174,862
7.875%, 12/1/2015 (b)	2,310,000	2,431,275
8.0%, 6/15/2011	5,413,000	5,602,455
Eaton Vance Corp., CDO II, Series C-X, 13.68%, 7/15/2012*	1,937,933	0
Ford Motor Credit Co.:
7.25%, 10/25/2011	23,115,000	21,799,202
7.375%, 10/28/2009	44,700,000	43,439,639
7.875%, 6/15/2010	11,255,000	10,960,997
General Motors Acceptance Corp.:
6.875%, 9/15/2011 (b)	48,885,000	48,626,007
8.0%, 11/1/2031 (b)	21,433,000	22,409,938
iPayment, Inc., 144A, 9.75%, 5/15/2014	3,140,000	3,202,800
Poster Financial Group, Inc., 8.75%, 12/1/2011 (b)	10,940,000	11,432,300
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	12,752,000	14,027,200
TIG Holdings, Inc., 144A, 8.597%, 1/15/2027	9,609,000	7,350,885
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013	4,980,000	4,581,600
Universal City Development, 11.75%, 4/1/2010	14,315,000	15,424,412
		231,867,300
Health Care 1.5%
HCA, Inc., 6.5%, 2/15/2016 (b)	5,970,000	4,776,000
HEALTHSOUTH Corp.:
144A, 10.75%, 6/15/2016	7,395,000	7,552,144
144A, 11.418%**, 6/15/2014	1,130,000	1,152,600
Tenet Healthcare Corp., 9.25%, 2/1/2015	20,210,000	19,452,125
		32,932,869
Industrials 8.4%
Allied Security Escrow Corp., 11.375%, 7/15/2011	5,135,000	5,135,000
Allied Waste North America, Inc., Series B, 9.25%, 9/1/2012	11,646,000	12,417,547
American Color Graphics, 10.0%, 6/15/2010 (b)	5,685,000	3,922,650
Browning-Ferris Industries:
7.4%, 9/15/2035	9,568,000	8,563,360
9.25%, 5/1/2021	5,165,000	5,358,688
Case New Holland, Inc., 9.25%, 8/1/2011	13,605,000	14,421,300
Cenveo Corp., 7.875%, 12/1/2013	10,191,000	9,655,972
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010 (b)	10,415,000	10,362,925
Congoleum Corp., 8.625%, 8/1/2008*	6,765,000	6,765,000
DRS Technologies, Inc., 7.625%, 2/1/2018	4,535,000	4,603,025
Education Management LLC, 144A, 8.75%, 6/1/2014	2,980,000	3,009,800
Iron Mountain, Inc., 8.75%, 7/15/2018 (b)	2,265,000	2,349,938
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016 (b)	10,100,000	8,888,000
8.875%, 4/1/2012 (b)	11,060,000	10,838,800
Kansas City Southern:
7.5%, 6/15/2009	2,235,000	2,235,000
9.5%, 10/1/2008	16,244,000	16,893,760
Kinetek, Inc., Series D, 10.75%, 11/15/2006	14,257,000	14,114,430
Millennium America, Inc., 9.25%, 6/15/2008	4,625,000	4,763,750
Mobile Services Group, Inc., 144A, 9.75%, 8/1/2014	4,115,000	4,217,875
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	1,095,000	1,237,350
Scranton Products, Inc.:
10.5%, 7/1/2013	9,240,000	9,401,700
12.39%**, 7/1/2012 (b)	3,640,000	3,712,800
Ship Finance International Ltd., 8.5%, 12/15/2013	2,870,000	2,769,550
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	8,762,000	9,353,435
Xerox Corp., 6.4%, 3/15/2016 (b)	6,605,000	6,571,975
		181,563,630
Information Technology 3.7%
L-3 Communications Corp.:
5.875%, 1/15/2015	12,640,000	12,008,000
Series B, 6.375%, 10/15/2015	4,430,000	4,308,175
Lucent Technologies, Inc., 6.45%, 3/15/2029 (b)	18,640,000	16,589,600
Sanmina-SCI Corp., 8.125%, 3/1/2016	8,335,000	8,168,300
SunGard Data Systems, Inc., 10.25%, 8/15/2015 (b)	10,385,000	10,696,550
UGS Corp., 10.0%, 6/1/2012	9,745,000	10,524,600
Unisys Corp., 7.875%, 4/1/2008 (b)	17,365,000	17,321,587
		79,616,812
Materials 11.6%
ARCO Chemical Co., 9.8%, 2/1/2020	28,116,000	31,771,080
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014 (b)	2,940,000	1,617,000
Chemtura Corp., 6.875%, 6/1/2016	5,535,000	5,458,894
Constar International, Inc., 11.0%, 12/1/2012 (b)	1,455,000	1,265,850
Crystal Us Holdings, Series A, Step-up Coupon 0% to 10/1/2009, 10.0% to 10/1/2014	2,660,000	2,134,650
Dayton Superior Corp.:
10.75%, 9/15/2008	2,035,000	2,096,050
13.0%, 6/15/2009	3,430,000	3,224,200
Equistar Chemical Funding, 10.625%, 5/1/2011	6,925,000	7,427,062
Exopac Holding Corp., 144A, 11.25%, 2/1/2014	9,820,000	10,065,500
GEO Specialty Chemicals, Inc., 144A, 13.998%**, 12/31/2009	17,095,000	14,103,375
Greif, Inc., 8.875%, 8/1/2012	5,090,000	5,319,050
Hexcel Corp., 6.75%, 2/1/2015	10,125,000	9,669,375
Huntsman LLC, 11.625%, 10/15/2010	15,191,000	16,786,055
International Coal Group, Inc., 144A, 10.25%, 7/15/2014	3,970,000	3,771,500
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	6,700,000	4,924,500
Lyondell Chemical Co., 10.5%, 6/1/2013	1,935,000	2,128,500
Massey Energy Co.:
6.625%, 11/15/2010	16,345,000	15,936,375
6.875%, 12/15/2013	4,070,000	3,683,350
Mosaic Global Holdings, Inc., 10.875%, 8/1/2013	20,249,000	22,577,635
Mueller Holdings, Inc., Step-up Coupon, 0% to 4/15/2009, 14.75% to 4/15/2014	14,789,000	13,014,320
Neenah Foundry Co.:
144A, 11.0%, 9/30/2010	16,923,500	18,277,380
144A, 13.0%, 9/30/2013	5,819,827	5,834,377
OM Group, Inc., 9.25%, 12/15/2011 (b)	4,250,000	4,420,000
Omnova Solutions, Inc., 11.25%, 6/1/2010	16,020,000	17,201,475
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*	11,182,105	167,732
Pliant Corp., 11.625%, 6/15/2009 (PIK)	7	8
Radnor Holdings Corp., 11.0%, 3/15/2010*	1,510,000	226,500
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	2,479,000	2,652,530
TriMas Corp., 9.875%, 6/15/2012	7,788,000	7,203,900
United States Steel Corp., 9.75%, 5/15/2010	9,645,000	10,296,037
Witco Corp., 6.875%, 2/1/2026	2,360,000	2,118,100
Wolverine Tube, Inc., 10.5%, 4/1/2009 (b)	5,105,000	4,492,400
		249,864,760
Telecommunication Services 4.5%
Centennial Communications Corp., 10.0%, 1/1/2013 (b)	4,435,000	4,490,438
Cincinnati Bell, Inc.:
7.25%, 7/15/2013 (b)	12,980,000	13,272,050
8.375%, 1/15/2014 (b)	9,075,000	9,165,750
Dobson Cellular Systems, Inc., 9.875%, 11/1/2012	4,435,000	4,756,538
Dobson Communications Corp., 8.875%, 10/1/2013	4,240,000	4,202,900
Insight Midwest LP, 9.75%, 10/1/2009	3,530,000	3,591,775
Intelsat Corp., 144A, 9.0%, 6/15/2016	2,075,000	2,137,250
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	25,635,000	26,448,629
Qwest Corp., 7.25%, 9/15/2025 (b)	8,515,000	8,248,906
Rural Cellular Corp., 9.875%, 2/1/2010 (b)	5,265,000	5,488,762
SunCom Wireless Holdings, Inc., 8.5%, 6/1/2013 (b)	3,320,000	3,079,300
Ubiquitel Operating Co., 9.875%, 3/1/2011	3,795,000	4,117,575
US Unwired, Inc., Series B, 10.0%, 6/15/2012 (b)	6,746,000	7,420,600
Windstream Corp., 144A, 8.625%, 8/1/2016	265,000	283,550
		96,704,023
Utilities 8.6%
AES Corp., 144A, 8.75%, 5/15/2013	34,375,000	36,867,187
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	22,835,000	24,890,150
CMS Energy Corp., 8.5%, 4/15/2011 (b)	19,845,000	21,432,600
Mirant Americas Generation LLC, 8.3%, 5/1/2011	2,225,000	2,227,781
Mirant North America LLC, 7.375%, 12/31/2013	2,205,000	2,207,756
Mission Energy Holding Co., 13.5%, 7/15/2008	28,404,000	31,705,965
NRG Energy, Inc.:
7.25%, 2/1/2014	9,465,000	9,394,013
7.375%, 2/1/2016	19,610,000	19,487,438
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	23,478,000	25,649,715
Sierra Pacific Resources:
6.75%, 8/15/2017 (b)	6,645,000	6,647,804
8.625%, 3/15/2014 (b)	3,625,000	3,913,974
		184,424,383
Total Corporate Bonds (Cost $1,797,224,392)		1,772,383,867

Foreign Bonds — US$ Denominated 12.6%
Consumer Discretionary 2.0%
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	16,051,000	17,214,698
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	5,365,000	5,338,175
Shaw Communications, Inc., 8.25%, 4/11/2010	3,750,000	3,956,250
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014 (b)	15,427,000	13,498,625
Unity Media GmbH, 144A, 10.375%, 2/15/2015	2,210,000	2,033,200
Vitro SA de CV, Series A, 144A, 12.75%, 11/1/2013 (b)	1,360,000	1,421,200
		43,462,148
Energy 1.1%
Gaz Capital SA, 144A, 8.625%, 4/28/2034	2,875,000	3,579,375
OAO Gazprom, 144A, 9.625%, 3/1/2013	11,535,000	13,654,556
Secunda International Ltd., 13.507%**, 9/1/2012	5,060,000	5,287,700
		22,521,631
Financials 1.6%
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	15,749,000	18,071,977
Doral Financial Corp., 6.33%**, 7/20/2007	12,770,000	12,146,058
Inmarsat Finance PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	2,276,000	2,014,260
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	3,505,000	2,663,800
		34,896,095
Health Care 0.6%
Biovail Corp., 7.875%, 4/1/2010	13,534,000	13,534,000
Industrials 1.5%
Grupo Transportacion Ferroviaria Mexicana SA de CV:
9.375%, 5/1/2012	7,390,000	7,833,400
10.25%, 6/15/2007	15,830,000	16,186,175
12.5%, 6/15/2012	5,844,000	6,428,400
Stena AB, 9.625%, 12/1/2012	2,085,000	2,241,375
Supercanal Holding SA, Series REG S, 11.5%, 5/15/2005*	441,000	70,560
		32,759,910
Materials 2.2%
Cascades, Inc., 7.25%, 2/15/2013 (b)	11,333,000	11,049,675
ISPAT Inland ULC, 9.75%, 4/1/2014	11,338,000	12,769,422
Novelis, Inc., 144A, 7.25%, 2/15/2015	13,761,000	13,072,950
Rhodia SA:
8.875%, 6/1/2011	3,544,000	3,659,180
10.25%, 6/1/2010 (b)	3,895,000	4,362,400
Tembec Industries, Inc., 8.625%, 6/30/2009	3,890,000	2,158,950
		47,072,577
Sovereign Bonds 0.4%
Federative Republic of Brazil, 8.875%, 10/14/2019 (b)	3,646,000	4,324,156
Republic of Argentina, 5.59%**, 8/3/2012	7,310,000	5,077,452
		9,401,608
Telecommunication Services 3.2%
Cell C Property Ltd., 144A, 11.0%, 7/1/2015	11,095,000	9,791,337
Embratel, Series B, 11.0%, 12/15/2008 (b)	1,296,000	1,422,360
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	1,605,000	1,380,300
Intelsat Bermuda Ltd., 144A, 11.25%, 6/15/2016	5,440,000	5,780,000
Intelsat Ltd., 5.25%, 11/1/2008	5,565,000	5,342,400
Millicom International Cellular SA, 10.0%, 12/1/2013	2,930,000	3,146,088
Mobifon Holdings BV, 12.5%, 7/31/2010	12,715,000	14,256,694
Nortel Networks Ltd.:
144A, 9.73%**, 7/15/2011	11,230,000	11,594,975
144A, 10.125%, 7/15/2013	5,180,000	5,464,900
144A, 10.75%, 7/15/2016 (b)	4,215,000	4,510,050
Stratos Global Corp., 144A, 9.875%, 2/15/2013	6,490,000	5,516,500
		68,205,604
Total Foreign Bonds — US$ Denominated (Cost $276,129,965)		271,853,573

Foreign Bonds — Non US$ Denominated 0.6%
Consumer Discretionary 0.3%
Unity Media GmbH, 144A, 8.75%, 2/15/2015 EUR	5,510,000	6,410,535
Financials 0.1%
Ono Finance II PLC, 144A, 8.0%, 5/16/2014 EUR	1,915,000	2,331,184
Sovereign Bonds 0.2%
Republic of Argentina, 7.82%, 12/31/2033 (PIK) EUR	4,235,793	5,118,755
Total Foreign Bonds — Non US$ Denominated (Cost $13,862,401)		13,860,474

Loan Participation 0.2%
Alliance Mortgage Cycle Loan, Term A, LIBOR plus 7.25%, 12.64%**, 6/1/2010 (Cost $3,602,719)	3,593,750	3,593,750
	Shares	Value ($)

Warrants 0.0%
Dayton Superior Corp. 144A, expiration 6/15/2009*	560	0
DeCrane Aircraft Holdings, Inc. 144A, expiration 9/30/2008*	16,090	0
TravelCenters of America, Inc. expiration 5/1/2009*	1,993	5,979
Total Warrants (Cost $8,186)		5,979
	Units	Value ($)

Other Investments 0.6%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029	6,700,000	5,427,000
IdleAire Technologies Corp. (Bond Unit), 144A, Step-up Coupon, 0% to 6/15/2008, 13.0% to 12/15/2012	10,520,000	6,785,400
Total Other Investments (Cost $13,789,865)		12,212,400
	Shares	Value ($)

Common Stocks 0.0%
GEO Specialty Chemicals, Inc.*	136,705	68,352
GEO Specialty Chemicals, Inc. 144A*	12,448	6,224
IMPSAT Fiber Networks, Inc.*	75,842	601,048
Total Common Stocks (Cost $6,004,539)		675,624

Preferred Stocks 0.1%
Xerox Capital Trust I, 8.0% (Cost $2,112,300)	2,250,000	2,065,500

Convertible Preferred Stocks 0.1%
ION Media Networks, Inc. :
Series AI, 9.75%, (PIK) 144A	67	449,442
9.75%, (PIK) 144A	334	2,254,136
Total Convertible Preferred Stocks (Cost $2,737,425)		2,703,578

Securities Lending Collateral 10.9%
Daily Assets Fund Institutional, 5.31% (c) (d) (Cost $233,683,250)	233,683,250	233,683,250

Cash Equivalents 1.3%
Cash Management QP Trust, 5.34% (e) (Cost $26,839,837)	26,839,837	26,839,837
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,375,994,879)+	108.8	2,339,877,832
Other Assets and Liabilities, Net	(8.8)	(188,437,162)
Net Assets	100.0	2,151,440,670

* Non-income producing security. In case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default.

Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625%	8/1/2008	6,765,000	USD	6,665,724	6,765,000
Eaton Vance Corp., CDO II	13.6%	7/15/2012	1,937,933	USD	1,697,739	0
Grupo Iusacell SA de CV	10.0%	7/15/2004	1,605,000	USD	973,163	1,380,300
Oxford Automotive, Inc.	12.0%	10/15/2010	11,182,105	USD	1,158,686	167,732
Radnor Holdings Corp.	11.0%	3/15/2010	1,510,000	USD	1,381,320	226,500
Supercanal Holding SA	11.5%	5/15/2005	441,000	USD	44,100	70,560
					$ 11,920,732	$8,610,092

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2006.

+ The cost for federal income tax purposes was $2,397,221,166. At September 30, 2006, net unrealized depreciation for all securities based on tax cost was $57,343,334. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,840,388 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $74,183,722.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financials Statements). The value of all securities loaned at September 30, 2006 amounted to $229,265,228, which is 10.7% of total net assets.

(c) Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Investment Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CDO: Collateralized Debt Obligation

LIBOR: London InterBank Offer Rate

PIK: Denotes that all or a portion of interest or dividend is paid in kind.

The Fund had the following open forward foreign currency exchange contracts at September 30, 2006:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation
EUR	795,972	USD	1,033,052	12/13/06	$ 19,625
EUR	13,713,495	USD	17,488,477	12/13/06	28,528
Total unrealized appreciation					$ 48,153
Currency Abbreviations
EUR Euro USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2006
Assets
Investments: Investments in securities, at value (cost $2,115,471,792) — including $229,265,228 of securities loaned	$ 2,079,354,745
Investment in Cash Management QP Trust (cost $26,839,837)	26,839,837
Investment in Daily Assets Fund Institutional (cost $233,683,250)*	233,683,250
Total investments in securities, at value (cost $2,375,994,879)	2,339,877,832
Foreign currency, at value (cost $1,410)	1,414
Receivable for investments sold	2,865,305
Interest receivable	50,736,904
Receivable for Fund shares sold	3,892,831
Unrealized appreciation on forward foreign currency exchange contracts	48,153
Other assets	44,439
Total assets	2,397,466,878
Liabilities
Due to custodian	1,732
Payable for investments purchased	5,678,201
Payable for Fund shares redeemed	3,313,805
Payable upon return of securities loaned	233,683,250
Accrued management fee	1,032,532
Other accrued expenses and payables	2,316,688
Total liabilities	246,026,208
Net assets, at value	$ 2,151,440,670
Net Assets
Net assets consist of: Undistributed net investment income	11,303,967
Net unrealized appreciation (depreciation) on: Investments	(36,117,047)
Foreign currency related transactions	45,409
Accumulated net realized gain (loss)	(1,554,152,641)
Paid-in capital	3,730,360,982
Net assets, at value	$ 2,151,440,670

* Represents cash collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,808,887,639 ÷ 336,782,914 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.37
Maximum offering price per share (100 ÷ 95.50 of $5.37)	$ 5.62

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($164,941,296 ÷ 30,725,881 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 5.37

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($159,274,972 ÷ 29,623,137 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 5.38

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($18,336,763 ÷ 3,411,409 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 5.38

(a) Redemption price per share for shares held less than 60 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2006
Investment Income
Income: Interest	$ 191,334,168
Interest — Cash Management QP Trust	1,605,499
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,035,795
Dividends	816,527
Total Income	194,791,989
Expenses: Management fee	12,002,401
Services to shareholders	3,517,643
Distribution service fees	7,637,429
Custodian and accounting fees	104,064
Auditing	72,714
Legal	61,903
Trustees' fees and expenses	60,804
Reports to shareholders	195,558
Registration fees	85,383
Other	217,340
Total expenses before expense reductions	23,955,239
Expense reductions	(102,331)
Total expenses after expense reductions	23,852,908
Net investment income (loss)	170,939,081
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(35,062,112)
Credit default swaps	60,670
Foreign currency related transactions	402,111
(34,599,331)
Net unrealized appreciation (depreciation) during the period on: Investments	27,209,509
Foreign currency related transactions	(1,689,749)
25,519,760
Net gain (loss) on investment transactions	(9,079,571)
Net increase (decrease) in net assets resulting from operations	$ 161,859,510

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income	$ 170,939,081	$ 190,679,071
Net realized gain (loss) on investment transactions	(34,599,331)	19,090,697
Net unrealized appreciation (depreciation) during the period on investment transactions	25,519,760	(18,677,780)
Net increase (decrease) in net assets resulting from operations	161,859,510	191,091,988
Distributions to shareholders from: Net investment income: Class A	(155,635,114)	(161,574,962)
Class B	(13,936,428)	(19,581,659)
Class C	(11,927,499)	(11,820,788)
Institutional Class	(1,193,758)	(1,020,761)
Fund share transactions: Proceeds from shares sold	308,770,386	452,963,356
Reinvestment of distributions	109,039,311	114,761,251
Cost of shares redeemed	(550,066,155)	(708,240,636)
Redemption fees	107,494	46,694
Net increase (decrease) in net assets from Fund share transactions	(132,148,964)	(140,469,335)
Increase (decrease) in net assets	(152,982,253)	(143,375,517)
Net assets at beginning of period	2,304,422,923	2,447,798,440
Net assets at end of period (including undistributed net investment income of $11,303,967 and $6,807,035, respectively)	$ 2,151,440,670	$ 2,304,422,923

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 5.42	$ 5.43	$ 5.23	$ 4.62	$ 5.18
Income (loss) from investment operations: Net investment income[a]	.42	.44	.44	.44	.53
Net realized and unrealized gain (loss) on investment transactions	(.02)	.00*	.22	.61	(.53)
Total from investment operations	.40	.44	.66	1.05	—
Less distributions from: Net investment income	(.45)	(.45)	(.46)	(.44)	(.55)
Return of capital	—	—	—	—	(.01)
Total distributions	(.45)	(.45)	(.46)	(.44)	(.56)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 5.37	$ 5.42	$ 5.43	$ 5.23	$ 4.62
Total Return (%)[b]	7.77	8.12[c]	13.24	23.92	(.60)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,809	1,926	1,950	1,868	1,603
Ratio of expenses before expense reductions (%)	.96	.96	.94	.97	.96
Ratio of expenses after expense reductions (%)	.96	.96	.94	.97	.96
Ratio of net investment income (%)	7.84	8.00	8.13	8.92	10.39
Portfolio turnover rate (%)	100	113	162	149	154

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class B Years Ended September 30,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 5.42	$ 5.43	$ 5.23	$ 4.62	$ 5.17
Income (loss) from investment operations: Net investment income[a]	.38	.39	.39	.40	.48
Net realized and unrealized gain (loss) on investment transactions	(.02)	.01	.22	.61	(.52)
Total from investment operations	.36	.40	.61	1.01	(.04)
Less distributions from: Net investment income	(.41)	(.41)	(.41)	(.40)	(.50)
Return of capital	—	—	—	—	(.01)
Total distributions	(.41)	(.41)	(.41)	(.40)	(.51)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 5.37	$ 5.42	$ 5.43	$ 5.23	$ 4.62
Total Return (%)[b]	6.87	7.45[c]	12.09	22.88	(1.23)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	165	212	332	462	514
Ratio of expenses before expense reductions (%)	1.76	1.81	1.75	1.82	1.79
Ratio of expenses after expense reductions (%)	1.76	1.80	1.75	1.82	1.79
Ratio of net investment income (%)	7.04	7.15	7.32	8.07	9.56
Portfolio turnover rate (%)	100	113	162	149	154

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class C Years Ended September 30,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 5.43	$ 5.44	$ 5.24	$ 4.63	$ 5.19
Income (loss) from investment operations: Net investment income[a]	.38	.39	.40	.40	.48
Net realized and unrealized gain (loss) on investment transactions	(.02)	.01	.22	.61	(.53)
Total from investment operations	.36	.40	.62	1.01	(.05)
Less distributions from: Net investment income	(.41)	(.41)	(.42)	(.40)	(.50)
Return of capital	—	—	—	—	(.01)
Total distributions	(.41)	(.41)	(.42)	(.40)	(.51)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 5.38	$ 5.43	$ 5.44	$ 5.24	$ 4.63
Total Return (%)[b]	6.94	7.49[c]	12.12	23.11	(1.61)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	159	153	156	165	127
Ratio of expenses before expense reductions (%)	1.71	1.75	1.71	1.82	1.79
Ratio of expenses after expense reductions (%)	1.71	1.74	1.71	1.82	1.79
Ratio of net investment income (loss) (%)	7.09	7.21	7.36	8.07	9.56
Portfolio turnover rate (%)	100	113	162	149	154

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Institutional Class Years Ended September 30,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 5.42	$ 5.43	$ 5.23	$ 4.63	$ 4.65
Income (loss) from investment operations: Net investment income[b]	.44	.46	.45	.44	.08
Net realized and unrealized gain (loss) on investment transactions	(.01)	.00***	.22	.62	(.02)
Total from investment operations	.43	.46	.67	1.06	.06
Less distributions from: Net investment income	(.47)	(.47)	(.47)	(.46)	(.08)
Redemption fees	.00***	.00***	—	—	—
Net asset value, end of period	$ 5.38	$ 5.42	$ 5.43	$ 5.23	$ 4.63
Total Return (%)	8.33[c]	8.49[c]	13.32	24.33	1.14**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	13	10	1.001
Ratio of expenses before expense reductions (%)	.69	.66	.65	.83	.82*
Ratio of expenses after expense reductions (%)	.68	.59	.65	.83	.82*
Ratio of net investment income (loss) (%)	8.12	8.36	8.42	9.06	14.14*
Portfolio turnover rate (%)	100	113	162	149	154

[a] For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to September 30, 2002.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS High Income Fund (formerly Scudder High Income Fund) (the "Fund"), is a diversified series of the DWS High Income Series (formerly Scudder High Income Series) (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the portfolio, or to hedge the risk of default on portfolio securities. As a seller in the credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. When the Fund sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from the counterparty and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund, is recorded as an asset on the statement of assets and liabilities. An upfront payment received by the Fund, is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes payments quarterly based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Loan Participations/Assignments. The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2006, the Fund had a net tax basis capital loss carryforward of approximately $1,495,055,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2007 ($39,696,000), September 30, 2008 ($126,549,000), September 30, 2009 ($173,248,000), September 30, 2010 ($283,200,000), September 30, 2011 ($620,426,000), September 30, 2012 ($194,012,000), September 30, 2013 ($13,591,000), and September 30, 2014 ($44,333,000) the respective expiration dates, whichever occurs first. In addition, from November 1, 2005 through September 30, 2006, the Fund incurred approximately $37,871,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2007.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ 11,730,864
Capital loss carryforwards	$ 1,495,055,000
Net unrealized appreciation (depreciation) on investments	$ (57,343,334)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2006	2005
Distributions from ordinary income*	$ 182,692,799	$ 193,998,170

* For tax purposes short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 60 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the year ended September 30, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $2,148,076,551 and $2,290,948,599, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following rates:

First $250 million of the Fund's average daily net assets	.580%
Next $750 million of such net assets	.550%
Next $1.5 billion of such net assets	.530%
Next $2.5 billion of such net assets	.510%
Next $2.5 billion of such net assets	.480%
Next $2.5 billion of such net assets	.460%
Next $2.5 billion of such net assets	.440%
Over $12.5 billion of such net assets	.420%

Accordingly, for the year ended September 30, 2006, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.54% of the Fund's average daily net assets.

For the period October 1, 2005 through January 31, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as Rule 12B-1 distribution and/or Service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class at the following rates:

Class A	.90%
Class B	.90%
Class C	.90%
Institutional Class	.59%

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class A, B, C and Institutional shares of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2006, the amounts charged to the Fund by DWS-SISC were as follows:

Service Provider Fees	Total Aggregated	Waived	Unpaid at September 30, 2006
Class A	$ 2,006,222	$ —	$ 704,991
Class B	295,727	—	119,368
Class C	157,402	—	57,782
Institutional Class	9,499	1,302	2,630
	$ 2,468,850	$ 1,302	$ 884,771

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2006
Class B	$ 1,394,925	$ 103,858
Class C	1,172,942	97,893
	$ 2,567,867	$ 201,751

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2006	Annual Effective Rate
Class A	$ 4,288,952	$ 699,031.23%
Class B	417,472	68,014.22%
Class C	363,138	52,577.23%
	$ 5,069,562	$ 819,622

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2006, aggregated $323,280.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2006, the CDSC for Class B and C shares aggregated $489,570 and $20,776, respectively. A deferred sales charge of up to .85% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2006, DWS-SDI received an aggregate CDSC of $2,315 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM the Advisor is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $18,820, of which $6,720 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Expense Reductions

For the year ended September 30, 2006, the Advisor agreed to reimburse the Fund $24,678, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an affiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian and transfer agent expenses. During the year ended September 30, 2006, the Fund's custodian and transfer agent fees were reduced by $5,277 and $71,074, respectively, for custody and transfer agent credits earned.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2006		Year Ended September 30, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	42,203,013	$ 227,068,496	65,159,801	$ 359,873,770
Class B	4,453,257	23,935,214	5,380,467	29,659,812
Class C	7,325,036	39,469,098	7,980,932	44,029,436
Institutional Class	3,396,177	18,297,578	3,500,299	19,400,338
		$ 308,770,386		$ 452,963,356
Shares issued to shareholders in reinvestment of distributions
Class A	17,531,171	$ 93,967,292	17,700,999	$ 97,118,260
Class B	1,357,728	7,274,071	1,812,045	9,947,349
Class C	1,259,053	6,756,470	1,235,601	6,788,503
Institutional Class	194,289	1,041,478	164,734	907,139
		$ 109,039,311		$ 114,761,251
Shares redeemed
Class A	(78,203,409)	$ (420,904,387)	(86,456,146)	$ (476,673,367)
Class B	(14,315,949)	(77,048,416)	(29,108,615)	(160,616,561)
Class C	(7,090,383)	(38,149,986)	(9,798,150)	(53,832,066)
Institutional Class	(2,598,291)	(13,963,366)	(3,056,304)	(17,118,642)
		$ (550,066,155)		$ (708,240,636)
Redemption fees		$ 107,494		$ 46,694
Net increase (decrease)
Class A	(18,469,225)	$ (99,769,260)	(3,595,346)	$ (19,650,882)
Class B	(8,504,964)	(45,832,929)	(21,916,103)	(121,004,325)
Class C	1,493,706	8,077,535	(581,617)	(3,002,963)
Institutional Class	992,175	5,375,690	608,729	3,188,835
		$ (132,148,964)		$ (140,469,335)

H. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Illinois Secretary of State providing payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to make adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/ Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. On September 28, 2006, the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund is not entitled to a portion of the settlement.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI's provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI's offer.

I. Payments made by Affiliates

During the year ended September 30, 2006, the Advisor fully reimbursed the Fund $157,030 for losses incurred on a trade executed incorrectly. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of DWS High Income Fund:

We have audited the accompanying statement of assets and liabilities of DWS High Income Fund (formerly Scudder High Income Fund) (the "Fund"), including the schedule of investments, as of September 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS High Income Fund at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts November 17, 2006

Tax Information (Unaudited)

For federal income tax purposes, the Fund designates $898,000, or the maximum allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Investment Management Agreement Approval

Board Considerations in Connection with the Annual Review of the Investment Management Agreement

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") in September 2006. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreement, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, the impact of recent changes in investment personnel and the organizational depth and stability of the Advisor. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by Lipper Inc. ("Lipper"). The Board considered whether investment results were consistent with the Fund's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Fund's performance over time was satisfactory.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratios, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper. The information provided to the Board, which included an expense cap that expired on February 1, 2006, showed that the Fund's management fee rate was at the 47th percentile of the peer group, and that the Fund's total expense ratios (excluding any 12b-1 fees) were at the following percentiles of the peer universe: the 28th percentile for Class A shares, the 32nd percentile for Class B shares, the 24th percentile for Class C shares, and the 20th percentile for Institutional Class shares. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and for similarly managed institutional accounts. With respect to institutional accounts, the Board noted that (i) both the mix of services provided and the level of responsibility required under the Agreement were significantly greater as compared to the Advisor's obligations for similarly managed institutional accounts; and (ii) the management fees of institutional accounts are less relevant to the Board's consideration because they reflect significantly different competitive forces than those in the mutual fund marketplace. With respect to other comparable DWS Funds, the Board considered differences in fund and fee structures among the DWS Funds.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DeIM's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included seven breakpoints, designed to share economies of scale with Fund shareholders. The Board concluded that the management fee schedule reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including any fees received by the Advisor for administrative services provided to the Fund and any fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DeIM related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities. The Board considered that the Advisor has recently proposed and the Board is evaluating a change in the Advisor's policies to permit the allocation of brokerage to acquire research services from third-party service providers. The Advisor had voluntarily discontinued this practice in 2004. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding pending regulatory actions against the Advisor and its affiliates related to allegations of market timing, revenue sharing, directed brokerage and other matters. The Board considered that the Advisor informed the Board that it expects to pay approximately $134 million in connection with final settlement agreements with various federal and state regulators regarding allegations of market timing in the DWS Funds. The Board also considered that the Advisor agreed to pay approximately $19 million in connection with a final settlement agreement with the Securities and Exchange Commission regarding allegations of directed brokerage. The Board considered the Advisor's representation that such regulatory actions will not materially impact its ability to perform under the Agreement or materially impact the Fund and that no current DeAM employee approved the trading arrangements. The Board also noted the private lawsuits brought against the DWS Funds in connection with the above allegations and considered the Advisor's commitment to indemnify the DWS Funds against any liability arising from these lawsuits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of September 30, 2006. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Board Members
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Trustee, 1995-present

Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.

		65
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	65
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	65
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	65
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	65
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	65
William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (accounting) (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	65
Robert H. Wadsworth (1940) Trustee, 2004-present

President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board DWS Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

*Inception date of the corporation which was the predecessor to the L.L.C.

		68
Interested Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Michael G. Clark[4] (1965) President, 2006-present

Managing Director[3], Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The Korea Fund, Inc. (since June 2006) The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Elisa D. Metzger4, (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a
Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a
Robert Kloby[4] (1962) Chief Compliance Officer, 2006-present

Managing Director[3], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

n/a

1 Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Executive title, not a board directorship.

4 Address: 345 Park Avenue, New York, New York 10154.

5 Address: Two International Place, Boston, Massachusetts 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KHYAX	KHYBX	KHYCX	KHYIX
CUSIP Number	23337M 107	23337M 206	23337M 305	23337M 404
Fund Number	8	208	308	513

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

As of the end of the period September 30, 2006, DWS High Income Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. Donald L. Dunaway. This audit committee member is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS HIGH INCOME FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s auditor, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended September 30	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$63,213	$0	$8,620	$0
2005	$65,063	$0	$8,872	$0

The above "Tax Fees" were billed for professional services rendered for tax compliance and/or tax return preparation.

Services that the Fund’s Auditor Billed to the Adviser and

Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control

Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$80,000	$316,254	$0
2005	$406,000	$70,570	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended September 30	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$8,620	$316,254	$545,763	$870,637
2005	$8,872	$70,570	$24,643	$104,085

All other engagement fees were billed for services in connection with risk management and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

In connection with the audit of the 2005 and 2006 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS High Income Fund, a series of DWS High Income Series

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	November 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS High Income Fund, a series of DWS High Income Series

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	November 30, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	November 30, 2006